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                                                                       10-K 1999
                                                                  Exhibit 24 (k)

                               Power of Attorney
                               -----------------

          Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1999, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


___________________________________     ________________________________________
Don E. Ackerman                           William T. McCormick, Jr.
Director                                  Director


___________________________________     ________________________________________
D. Euan Baird                             Didier Primat
Director                                  Director
Chairman, President
and Chief Executive Officer


___________________________________     ________________________________________
John Deutch                               Nicolas Seydoux
Director                                  Director


___________________________________     ________________________________________
Victor E. Grijalva                        Linda G. Stuntz
Director                                  Director
Vice Chairman

                                                            /s/
___________________________________     ________________________________________
Denys Henderson                           Sven Ullring
Director                                  Director


___________________________________     ________________________________________
Andre Levy-Lang                           Yoshihiko Wakumoto
Director                                  Director



     Date:      January 14, 2000
            --------------------------

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